UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☐
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

BITNILE METAVERSE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

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BitNile Metaverse, Inc.

VOTE

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DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 9:00 am, Pacific Time, on October 16, 2023.

Online
Go to **www.envisionreports.com/BNMV** or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/BNMV

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2023 Special Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – The Board of Directors recommend a vote FOR Proposals 1, 2, 3, 4, 5, 6 and 7.

Proposal	For	Against	Abstain
1. To approve an amendment to our Articles of Incorporation (the "Articles") to effect a reverse stock split of the Common Stock by a ratio of not less than one-for-ten and not more than one-for-one hundred at any time prior to October 15 2024, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion (the "**Reverse Stock Split Proposal**");	☐	☐	☐
2. To approve the amendment to the Articles to increase the authorized shares of Common Stock from 3,333,333 to 500,000,000 (the "**Authorized Share Increase Proposal**");	☐	☐	☐
3. To approve, for purposes of complying with Listing Rules 5635 and 5640 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of the Company's common stock, par value $0.001 per share ("Common Stock") underlying the Company's Series A Convertible Redeemable Preferred Stock, pursuant to the amendment dated May 8, 2023 (the "Amendment") to the Series A Certificate of Designation dated November 28, 2022, without giving effect to any beneficial ownership limitations contained therein (the "**Series A Proposal**");	☐	☐	☐
4. To approve, for purposes of complying with Listing Rule 5635 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of Common Stock underlying the Company's Senior Secured Convertible Notes and Warrants issued pursuant to the Securities Purchase Agreement dated April 27, 2023 (the "**PIPE Proposal**");	☐	☐	☐
5. To approve, for purposes of complying with Listing Rule 5635 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of the Common Stock under an Equity Line of Credit pursuant to the Purchase Agreement dated August 24, 2023 (the "**ELOC Proposal**");	☐	☐	☐
6. To approve the reincorporation of the Company from Nevada to Delaware at any time prior to October 15, 2024 (the "**Reincorporation Proposal**"); and	☐	☐	☐
7. To approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the "**Adjournment Proposal**").	☐	☐	☐

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The 2023 Special Meeting of Shareholders of BitNile Metaverse, Inc. be held on Monday, October 16, 2023, at 9:00 am Pacific Time, virtually via the internet at www.meetnow.global/MW2VPT7.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/BNMV

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

BitNile Metaverse, Inc.

Notice of 2023 Special Meeting of Stockholders

Proxy Solicited by Board of Directors for Special Meeting — October 16, 2023

The undersigned, revoking all prior proxies, does hereby appoint Randy May and Jay Puchir, or each of them, with full powers of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned to represent the undersigned at the Annual Meeting of the Shareholders of BitNile Metaverse, Inc., to be held on October 16, 2023, commencing at 9:00 A.M., Pacific Time, to be held virtually via the Internet at www.meetnow.global/MW2VPT7, and at any and all adjournments of said meeting, and to vote all the shares of Common Stock of the Company standing on the books of the Company which the undersigned is entitled to vote as specified and in their discretion on such other business as may properly come before the meeting. The matters stated on the reverse side were proposed by the Company, except as indicated.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Items 1, 2, 3, 4, 5, 6 and 7.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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C Non-Voting Items

Change of Address — Please print new address below.	**Comments** — Please print your comments below.

BitNile Metaverse, Inc.

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2023 Special Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR Proposals 1, 2, 3, 4, 5, 6 and 7.

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Proposal	For	Against	Abstain
1. To approve an amendment to our Articles of Incorporation (the "Articles") to effect a reverse stock split of the Common Stock by a ratio of not less than one-for-ten and not more than one-for-one hundred at any time prior to October 15 2024, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion (the "**Reverse Stock Split Proposal**");	☐	☐	☐
2. To approve the amendment to the Articles to increase the authorized shares of Common Stock from 3,333,333 to 500,000,000 (the "**Authorized Share Increase Proposal**");	☐	☐	☐
3. To approve, for purposes of complying with Listing Rules 5635 and 5640 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of the Company's common stock, par value $0.001 per share ("Common Stock") underlying the Company's Series A Convertible Redeemable Preferred Stock, pursuant to the amendment dated May 8, 2023 (the "Amendment") to the Series A Certificate of Designation dated November 28, 2022, without giving effect to any beneficial ownership limitations contained therein (the "**Series A Proposal**");	☐	☐	☐
4. To approve, for purposes of complying with Listing Rule 5635 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of Common Stock underlying the Company's Senior Secured Convertible Notes and Warrants issued pursuant to the Securities Purchase Agreement dated April 27, 2023 (the "**PIPE Proposal**");	☐	☐	☐
5. To approve, for purposes of complying with Listing Rule 5635 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of the Common Stock under an Equity Line of Credit pursuant to the Purchase Agreement dated August 24, 2023 (the "**ELOC Proposal**");	☐	☐	☐
6. To approve the reincorporation of the Company from Nevada to Delaware at any time prior to October 15, 2024 (the "**Reincorporation Proposal**"); and	☐	☐	☐
7. To approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the "**Adjournment Proposal**").	☐	☐	☐

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

BitNile Metaverse, Inc.

Notice of 2023 Special Meeting of Stockholders

Proxy Solicited by Board of Directors for Special Meeting — October 16, 2023

The undersigned, revoking all prior proxies, does hereby appoint Randy May and Jay Puchir, or each of them, with full powers of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned to represent the undersigned at the Annual Meeting of the Shareholders of BitNile Metaverse, Inc., to be held on October 16, 2023, commencing at 9:00 A.M., Pacific Time, to be held virtually via the Internet at www.meetnow.global/MW2VPT7, and at any and all adjournments of said meeting, and to vote all the shares of Common Stock of the Company standing on the books of the Company which the undersigned is entitled to vote as specified and in their discretion on such other business as may properly come before the meeting. The matters stated on the reverse side were proposed by the Company, except as indicated.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Items 1, 2, 3, 4, 5, 6 and 7.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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